NAI-1534280464v5 VANDERBILT ASSIGNMENT AND ASSUMPTION AGREEMENT This VANDERBILT ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”) is made and entered into as of December 5, 2022 by and between EKSO BIONICS HOLDINGS, INC., a Nevada corporation (the “Buyer”), and PARKER- HANNIFIN CORPORATION, an Ohio corporation (the “Seller”). The Buyer and the Seller are each a “Party” and collectively, the “Parties.” Capitalized terms used herein without definition shall have the respective meanings given to such terms in the Purchase Agreement (as defined below). RECITALS WHEREAS, the Seller and the Buyer are parties to that Asset Purchase Agreement, dated as of December 5, 2022 (the “Purchase Agreement”), pursuant to which, among other things, the Seller has agreed to sell, assign, transfer, convey and deliver to the Buyer and the Buyer has agreed to purchase and acquire, from the Seller, all of the right, title and interest of the Seller in and to the contracts listed on Annex I to this Agreement (the “Assigned Agreements”); WHEREAS, in connection with such purchase, the Purchase Agreement requires the Buyer to assume effective as of the Closing, and thereafter pay, perform, be responsible for and discharge or otherwise satisfy, certain Liabilities arising out of or related to the Assigned Agreements; and WHEREAS, this Agreement is being entered into to evidence and effect the assignment by the Seller and assumption by the Buyer of the Assigned Agreements in accordance with the terms of the Purchase Agreement. NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and pursuant to the terms and conditions of the Purchase Agreement, the Parties hereby agree as follows: 1. Assignment and Assumption of the Assigned Agreements. The Seller hereby sells, assigns, transfers and delivers to Buyer all of Seller’s right, title and interest in and to the Assigned Agreements, and the Buyer hereby accepts such assignment and assumes and agrees to pay, perform, be responsible for and discharge or otherwise satisfy all Liabilities to be performed under the Assigned Agreements after the Closing other than Retained Liabilities. 2. Retained Liabilities. The Buyer shall not assume, and shall not have been deemed to assume, and the Seller agrees to pay, perform, be responsible for and discharge or otherwise satisfy, any Retained Liabilities. 3. Binding Effect; Successors and Assigns. All such Assigned Agreements transferred pursuant to Section 1 of this Agreement are hereby transferred, or EXECUTION VERSION NAI-1534280464v5 - 2 - intended so to be, unto the Buyer and unto the Buyer’s successors and assigns forever, and this Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and assigns. 4. No Waiver or Modification; Subject to Purchase Agreement. The scope, nature and extent of this Agreement are expressly set forth in the Purchase Agreement and this Agreement is made subject to and with the benefit of the respective representations and warranties, agreements, covenants, terms, conditions, limitations and other provisions of the Purchase Agreement. Nothing contained in this Agreement shall be construed as a waiver of or limitation upon any of the rights or remedies set forth in, or arising in connection with, the Purchase Agreement or any other Ancillary Agreement. This Agreement is not intended to limit in any manner the terms of the Purchase Agreement nor to create any broader obligations than those contemplated by the Purchase Agreement, and in the event of any ambiguity or conflict between the terms hereof and the Purchase Agreement, the terms of the Purchase Agreement shall be governing and controlling. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each Party, or in the case of a waiver, by the Party against whom the waiver is to be effective. No failure to enforce any provision of this Agreement shall be deemed to or shall constitute a waiver of such provision and no waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver. 5. Sections and Headings. The division of this Agreement into sections and subdivisions and the insertion of headings herein are for convenience of reference only and shall not affect or be utilized in construing or interpreting this Agreement. 6. Governing Law. This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction. 7. Counterparts; Effectiveness. This Agreement may be executed in one or more counterparts, and counterparts may be exchanged by electronic submission, all of which shall be considered one and the same agreement and each of which shall be deemed an original. 8. Third Parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any Person, other than the Parties and their permitted successors or assigns, any rights or remedies under or by reason of this Agreement. [Signatures are on the following page] �               ! "#$%!& #'! ()*+ !,!-)!(  %& ./$!!0!1 #& 23  ! (#! 3%$& #42'! 5$%!16 789: ;<:=<>9 ?:@A<=B9C <=>D E+F GGGGGGGGGGGGGGGGGGGGGGGGGGGGGGG #0!F %*!F HIJKLMNO POQRSITR UHV WXYZ[\H]̂_]\̀ ]̂XWâb_cŴ\H_[de\bH]eW fghi jklmnopqnmrqsi t uvv PARKER-HANNIFIN CORPORATION Name: Thomas Williams Title: Chief Executive Officer [Signature Page to Assignment and Assumption Agreement]

NAI-1534280464v5 Annex I Assigned Agreements 1) License Agreement, dated October 15, 2012, by and among the Seller and Vanderbilt University, as amended. 2) License Agreement, dated March 1, 2022, by and among the Seller and Vanderbilt University. 3) Sponsored Research Agreement, dated May 1, 2022, by and among the Seller and Vanderbilt University. 4) Sponsored Research Agreement between Vanderbilt University and Parker Hannifin Corporation dated December 1, 2012